Accrued liabilities and other payables	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Accrued liabilities and other payables	Other current liabilities

(in KUSD)	December 31, 2021	December 31, 2020
Payroll and social charges	16,063	12,063
R&D costs	20,320	15,333
GTN sales adjustments (1)	1,386	—
Other (2)	12,728	2,979
	50,497	30,375
(1) See note 7, “Product revenues, net”.
(2) Other includes the short term component of the Deferred royalty obligation as of December 31, 2021. See note 26, “Deferred royalty obligation”.
The increase in Other current liabilities is primarily related to the increase in R&D costs due to advancement of the Company’s clinical trials associated with ZYNLONTA in earlier lines of therapies and new histologies and its other product candidates. In addition, Payroll and social charges increased due to higher employee headcount in 2021.